UBS Select Prime Preferred Fund Supplement to the Prospectus Dated August 28, 2009 February 16, 2010 Dear Investor:

On February 1st, we had announced the extension (and structured phase out over a longer period) of a voluntary fee waiver reducing fund expenses. In light of the continued low interest rate environment and investor feedback, UBS Global Asset Management (Americas) Inc. (“UBS Global AM”) has decided to maintain the voluntary fee waiver applicable to UBS Select Prime Preferred Fund at the current level rather than continue to reduce it further as previously intended; we will therefore continue waiving an additional 0.04% of management fees until at least March 14, 2010, after which time this waiver will either be further extended or be phased out by decreasing 0.01% per week until the additional voluntary waiver expires on or about April 4, 2010. Any extension would be announced in a subsequent prospectus supplement. This voluntary waiver is in addition to the contractual fee waiver agreement which continues until August 31, 2010. As a result, the second to last note to the “Expenses and fee tables” on page 5 of the prospectus is replaced with the following:

† The fund and UBS Global AM have entered into a written fee waiver agreement pursuant to which UBS Global AM is contractually obligated to waive its administrative fees so that the total ordinary operating expenses of the fund through August 31, 2010, do not exceed 0.14%. In addition, UBS Global AM will voluntarily waive an extra 0.04% of its administrative fees from February 16, 2010, until March 14, 2010, at which point this voluntary waiver will be phased out over several weeks at the rate of 0.01% per week. As a result, the total ordinary annual fund operating expenses will be reduced to 0.10% from February 16, 2010, through March 14, 2010, at which point the gradual phasing out of the aforementioned additional voluntary fee waivers will result in such expenses gradually increasing to 0.14% on or about April 5, 2010.

The above information supersedes that contained in the February 1, 2010, prospectus supplement with respect to waivers impacting only UBS Select Prime Preferred Fund.

PLEASE BE SURE TO RETAIN THIS IMPORTANT INFORMATION FOR YOUR FUTURE REFERENCE.

ZS-405